UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2022

BRIDGETOWN 2 HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39932	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 38/F Champion Tower

3 Garden Road, Central

Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  +852 2514 8888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	BTNB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Bridgetown 2 Holdings Limited (the “Company”) is filing this Amendment No. 1 to its Current Report on this Form 8-K/A for the Initial Public Offering date of January 28, 2021 (the “First Amendment”), as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 3, 2021 (the “Original Form 8-K”) to amend and restate the Company’s audited balance sheet and accompanying footnotes as of January 28, 2021 on Form 8-K, as further described below.

This amended and restated report on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this Amendment No. 1 on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this First Amendment on Form 8-K/A to reflect a restatement of the Company’s audited balance sheet as of January 28, 2021, to correct errors in the Company’s accounting for complex financial instruments.

Background of Restatement

The Company previously accounted for its outstanding private placement warrants (the “Warrants”) issued in connection with its Initial Public Offering as components of equity instead of as derivative liabilities. The Company’s management evaluated the Warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s evaluation, the Company’s audit committee, in consultation with management, concluded that the Company’s Private Placement Warrants are not indexed to the Company’s ordinary shares in the manner contemplated by ASC Section 815-40-15 because the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares. In addition, based on management’s evaluation, the Company’s audit committee, in consultation with management, concluded that the tender offer provision fails the “classified in shareholders’ equity” criteria as contemplated by ASC Section 815-40-25. As a result of the above, the Company should have classified the Warrants as derivative liabilities in its previously issued financial statement as of January 28, 2021 on Form 8-K filed with the Securities and Exchange Commission on February 3, 2021.

In addition, the Company has re-evaluated the application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), issued in the Company’s initial public offering (the “Initial Public Offering”) on January 28, 2021. Historically, a portion of the Public Shares were classified as permanent equity to maintain shareholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated memorandum and articles of association (the “Charter”). Pursuant to such re-evaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity regardless of the net tangible assets redemption limitation contained in the Charter.

On November 30, 2021 Company’s management and the audit committee of the Company’s Board of Directors concluded that it is appropriate to restate the Company’s previously issued balance sheet to report all public shares as temporary equity as well as the Warrants as derivative liabilities as of January 28, 2021.

This First Amendment on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement. Among other things, forward-looking statements made in the Original Form 8-K have not been revised to reflect events that occurred or facts that became known to the Company after the filing of the Original Form 8-K, and such forward-looking statements should be read in their historical context.

The following items have been amended as a result of the restatement:

Exhibit No.99.1, “Audited Balance Sheet as of January 28, 2021”

In accordance with applicable SEC rules, this First Amendment on Form 8-K/A includes an updated signature page.

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of January 28, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for complex financial instruments issued in connection with our initial public offering. As a result of the restatement described this First Amendment on Form 8-K/A, the Company has concluded there was a material weakness in the Company’s internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued.

Item 8.01. Other Events.

On January 28, 2021, Bridgetown 2 Holdings Limited (the “Company”) consummated its initial public offering (the “IPO”) of 29,900,000 Class A ordinary shares of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), including the exercise in full of the underwriters’ 45-day option to purchase up to an additional 3,900,000 Class A Ordinary Shares. The Class A Ordinary Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $299,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 12,960,000 warrants (the “Private Placement Warrants”) to Bridgetown 2 LLC (the “Sponsor”) at a purchase price of $0.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,480,000.

A total of $299,000,000, comprised of $294,020,000 of the proceeds from the IPO (which amount includes $8,715,000 of the underwriters’ deferred discount) and $4,980,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of January 28, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of January 28, 2021. (as restated)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGETOWN 2 HOLDINGS LIMITED

By:	/s/ Daniel Wong
	Name:	Daniel Wong
	Title:	Chief Executive Officer and Chief Financial Officer

Dated: January 18, 2022

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